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                           PRUDENTIAL TECHNOLOGY FUND
                   a series of Prudential Sector Funds, Inc.
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                        Supplement dated August 1, 2000
                        Prospectus dated March 30, 2000

The following replaces the information contained in the Prospectus under 'How the Funds are Managed--Investment Advisers' and '-Portfolio Managers' as to Prudential Technology Fund:

   Effective August, 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of The Prudential Investment Corporation, is the Fund's investment adviser. Jennison has served as an investment adviser to investment companies since 1990. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. Prudential Investments Fund Management LLC, the Fund1s Manager, has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services.

   Susan Hirsch and Cecilia M. Brancato, CFA, are the portfolio managers of the Strategically Managed portfolio of the Fund. Susan Hirsch, a Managing Director and an officer of The Prudential Investment Corporation and an Executive Vice President of Jennison, has managed the portfolio since its inception. She joined Prudential in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. Ms. Hirsch received her B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts. Cecilia M. Brancato is a Senior Vice President of Jennison, which she joined in January 1994 as a technology analyst. Before that, she was a Senior Vice President and Senior Equity Analyst at Oppenheimer & Co., Inc., where she headed Oppenheimer's Technology Equity Group. She became a co-portfolio manager of the Strategically Managed portfolio of the Fund in August, 2000. She has a B.A. and an M.B.A. from New York University. She also holds a Chartered Financial Analyst (CFA)
MF188C3

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designation. Ms. Brancato serves as Treasurer of CTA2 (Communication Technology
Analysts Association) and is a member of the New York Society of Security Analysts and the Electronic Analysts Group. Ted Lockwood has been the portfolio manager for the Enhanced Index portfolio of the Fund since its inception. Mr. Lockwood is a Managing Director of Prudential Investments and heads its Quantitative Management equity area, which includes quantitative equity, derivative and index funds. He has managed mutual fund portfolios since 1998 and investment portfolios since 1990. He is also responsible for managing portfolios on behalf of institutional clients, investment research and new product development. He joined Prudential in 1988. Mr. Lockwood earned a B.E. from the State University of New York at Stony Brook and holds an M.S. and an M.B.A. from Columbia University.